Exhibit 99.2

Reconciliation between originally filed
and revised filings of the investor reports for Banc One Auto Grantor Trust 1996-B


                                                   ----------------------------------------------------------------
                                                          REVISED            ORIGINAL
                                                           DEC 96             DEC 96              VARIANCE
                                                   ----------------------------------------------------------------
                   COLLECTIONS
                   -----------
INTEREST PAYMENTS RECEIVED                             2,157,157.87        2,154,751.84           2,406.03     (3)
LIQUIDATION PROCEEDS - INTEREST               (2)              0.00                0.00               0.00
RECOVERIES FROM PRIOR MONTHS                  (2)        230,869.09          224,391.05           6,478.04
                                                         ----------          ----------           --------
TOTAL INTEREST RECEIVED                                2,388,026.96        2,379,142.89           8,884.07

PRINCIPAL PAYMENTS RECEIVED                            9,971,445.85        9,960,874.19          10,571.66     (3)
REPURCHASED LOAN PROCEEDS                                      0.00                0.00               0.00
LIQUIDATION PROCEEDS - PRINCIPAL                          26,737.19          224,391.05        (197,653.86)    (4)
                                                          ---------          ----------       ------------
TOTAL PRINCIPAL RECEIVED                               9,998,183.04       10,185,265.24       (187,082.20)

TOTAL COLLECTIONS                                     12,386,210.00       12,564,408.13       (178,198.13)

              DISTRIBUTABLE AMOUNTS            (1)
              ---------------------
SERVICING FEE AT 1.00%                                   189,172.00          189,116.65              55.35
CLASS A COUPON INTEREST AT 6.55%                       1,189,512.44        1,189,164.46             347.98
CLASS B COUPON INTEREST AT 6.70%                          50,699.18           50,684.35              14.83
                                                          ---------           ---------              -----
TOTAL COUPON INTEREST                                  1,240,211.62        1,239,848.81             362.81
COUPON INTEREST AND SERVICING                          1,429,383.62        1,428,965.46             418.16


TOTAL PRINCIPAL RECEIVED                               9,998,183.04       10,185,265.24        (187,082.20)
REALIZED LOSS (GROSS-LIQUIDATION)                        675,828.91          478,175.05         197,653.86     (4)
                                                         ----------          -------            ----------
TOTAL PRINCIPAL                                       10,674,011.95       10,663,440.29          10,571.66
TOTAL COUPON INTEREST                                  1,240,211.62        1,239,848.81             362.81
TOTAL SERVICING FEE                                      189,172.00          189,116.65              55.35
                                                         ----------          ----------              -----
INTEREST, PRINCIPAL & SERVICE FEE                     12,103,395.57       12,092,405.75          10,989.82

                   RESERVE FUND
                   ------------
INTEREST COLLECTED                                     2,388,026.96        2,379,142.89           8,884.07
COUPON INTEREST                                       (1,240,211.62)      (1,239,848.81)           (362.81)
SERVICING FEE                                           (189,172.00)        (189,116.65)            (55.35)
REALIZED LOSS (GROSS-LIQUIDATION)                       (675,828.91)        (478,175.05)       (197,653.86)
                                                       ------------        ------------       ------------
EXCESS CASH TO RESERVE FUND                              282,814.43          472,002.38        (189,187.95)
RESERVE FUND BEGINNING BALANCE                         7,377,707.80        7,375,549.52           2,158.28
RESERVE ACCOUNT RELEASE TO                                     0.00          818,564.18        (818,564.18)
                                                               ----          ----------       ------------
SELLER
RESERVE FUND ENDING BALANCE                   (1)      7,660,522.23        7,028,987.72         631,534.51

                 WIRE TO TRUSTEE
                 ---------------
TOTAL COLLECTIONS                                     12,386,210.00       12,564,408.13       (178,198.13)
SERVICING FEE                                          (189,172.00)        (189,116.65)            (55.35)
                                                       ------------        ------------            -------
OVER/(UNDER) WIRED                                    12,197,038.00       12,375,291.48         178,253.48
                                                      =============       =============         ==========

             OTHER REPORTED BALANCES
             -----------------------
RESERVE FUND INVESTMENT INCOME                (5)         32,101.12           32,101.11               0.01
                                                          =========           =========               ====


FOOTNOTES:
----------
(1) Monthly variances due to the differences with outstanding receivable balances.

(2) Interest collections on liquidation proceeds and recoveries were not previously reported.

(3) Principal and interest payments on loans erroneously transferred out of the securitized pool.

(4) Realized Losses were originally understated by the amount approximately equal to the liquidation proceeds previously overstated.

(5) Investment income reported as actual amounts earned, no adjustments were made for the incorrect reserve fund balance.